UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2007

Headwaters Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-32459	87-0547337
(State or other jurisdiction)	(Commission	(I.R.S. Employer of incorporation
	File Number)	Identification Number)

10653 South River Front Parkway, Suite 300 South Jordan, UT		84095
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 984-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and Headwaters intends that such forward-looking statements be subject to the safe-harbor created thereby.  Forward-looking statements include Headwaters’ expectations as to the managing and marketing of coal combustion products, the production and marketing of building materials and products, the licensing of technology and chemical sales to alternative fuel facilities, the receipt of product sales, license fees and royalty revenues which are subject to tax credit phase-out risks, the development, commercialization, and financing of new technologies and other strategic business opportunities and acquisitions, and other information about Headwaters. Such statements that are not purely historical by nature, including those statements regarding Headwaters’ future business plans, the operation of facilities, the availability of tax credits in an environment of high oil prices and potential tax credit phase out, the availability of feedstocks, and the marketability of the coal combustion products, building products, and synthetic fuel, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and our future results that are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” or variations of such words and similar expressions, are intended to identify such forward-looking statements.

Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

In addition to matters affecting the coal combustion products, alternative fuel, and building products industries or the economy generally, factors which could cause actual results to differ from expectations stated in forward-looking statements include, among others, the risk factors described in Item 7 in Headwaters’ Annual Report on Form 10-K for the fiscal year ended September 30, 2006, Quarterly Reports on Form 10-Q, and other periodic filings and prospectuses. Although Headwaters believes that its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.01:  Entry into a Material Definitive Agreement.

On January 12, 2007, Headwaters received the required consents from its senior secured lenders to amend its senior secured credit agreement to provide Headwaters with additional flexibility with respect to certain restricted payments, including a $15 million basket for such payments, and for non-speculative hedging transactions. The form of amendment is attached hereto as Exhibit 10.93.5.

Item 7.01:  Regulation FD Disclosure.

In the offering memorandum for the private offering of convertible subordinated notes referred to in Item 8.01 below, Headwaters disclosed summary financial information for the quarter ended December 31, 2006. The summary financial information for the quarter ended December 31, 2006 included within the offering memorandum consisted of the following statements:

“Based on our preliminary review of the quarter ended December 31, 2006, in the first quarter of our fiscal 2007, on an unaudited basis, we had total revenues of approximately $275.0 million, net income of approximately $17.0 million and fully-diluted earnings per share of approximately $0.37.  We continue to see the effects of a soft residential construction market on revenue and margins in our construction materials segment, while our CCP and alternative energy segments exceeded our performance expectations for the quarter ended December 31, 2006.”

Headwaters stated in the offering memorandum that it is currently evaluating the benefit of further amending its existing senior secured credit facility or pursuing other alternatives in order to provide additional financial flexibility and liquidity, but that it is under no obligation to amend or refinance its existing facility prior to termination in 2011. Headwaters also stated it is currently in full compliance with all covenants under its existing senior secured credit facility.

Headwaters also stated in the offering memorandum that it intends to commence an exchange offer for its $172,500,000 of aggregate principal amount of existing 2 7/8% convertible senior subordinated notes due 2016 in order to address certain adverse accounting consequences relating to these notes. However, Headwaters is under no obligation to make an exchange offer and it cannot determine whether, if made, such an exchange offer would be successful.

Headwaters is filing this information with this Current Report on Form 8-K so that the information contained therein will be disclosed pursuant to Regulation FD.

The information in Item 7.01 of this Current Report attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other current document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01:  Other Events.

In a press release dated January 16, 2007, Headwaters Incorporated announced that it intends to offer convertible senior subordinated notes in a private offering, subject to market conditions and other factors. A copy of the press release is attached hereto as Exhibit 99.1, is incorporated by reference, and is hereby filed.

Item 9.01:  Financial Statements and Exhibits.

(d)           Exhibits.

10.93.5:         Form of Amendment No. 7 to the Credit Agreement among Headwaters and various lenders dated as of January 12, 2007.

99.1               Press release announcing commencement of a private offering of $125 million of convertible senior subordinated notes due 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 16, 2007

HEADWATERS INCORPORATED
(Registrant)

By	/s/ Kirk A. Benson
Kirk A. Benson
Chief Executive Officer
(Principal Executive Officer)

EXHIBITS

10.93.5        Form of Amendment No. 7 to the Credit Agreement among Headwaters and various lenders dated as of January 12, 2007.

99.1             Press release announcing commencement of a private offering of $125 million of convertible senior subordinated notes due 2014.